Exhibit 99.2

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended January 27, 2008

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply			Company
	Homes	Trailers	Trailers	Total	Group	Group		Other	Total

Operating revenues	$192,259	$46,007	$15,890	$254,156	$96,467	$4,875	(A)	$—	$355,498

Units sold	1,530	2,170	1,872	5,572	2,527
Single-sections					671
Multi-sections					1,851
Modulars					5
Class As	1,189
Class Cs	341
Conventional trailers		1,619
Fifth-wheel trailers		551

Average selling price per unit	$125,659	$21,201	$8,488	NM	$38,175

Gross profit percent	12.5%	4.1%	12.0%	11.0%	21.5%	1.0%		NM	13.8%

Operating loss	$(1,164)	$(1,861)	$(1,206)	$(4,231)	$(2,588)	$(1,943)		$(2,412)	$(11,174)

Operating margin	(0.6)%	(4.0)%	(7.6)%	(1.7)%	(2.7)%	(39.9)%		NM	(3.1)%

Depreciation	$1,304	$290	$221	$1,815	$1,270	$316		$1,273	$4,674

Capital expenditures (est.)	$437	$85	$—	$522	$436	$85		$428	$1,471

(A)     Excludes $16.9 million of intercompany sales.

NM    Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Quarter Ended January 28, 2007

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply			Company
	Homes	Trailers	Trailers	Total	Group	Group		Other	Total

Operating revenues	$227,851	$81,786	$14,339	$323,976	$108,687	$10,509	(A)	$—	$443,172

Units sold	1,838	4,350	1,868	8,056	2,827
Single-sections					673
Multi-sections					2,154
Pre-owned
Class As	1,506
Class Cs	332
Conventional trailers		3,349
Fifth-wheel trailers		1,001

Average selling price per unit	$123,967	$18,801	$7,676	NM	$38,446

Gross profit percent	14.6%	0.3%	4.9%	10.5%	20.9%	12.9%		NM	13.2%

Operating income (loss)	$5,252	$(17,543)	$(3,532)	$(15,823)	$(7,770)	$(727)		$(607)	$(24,927)

Operating margin	2.3%	(21.4)%	(24.6)%	(4.9)%	(7.1)%	(6.9)%		NM	(5.6)%

Depreciation	$1,427	$424	$259	$2,110	$1,736	$333		$1,487	$5,666

Capital expenditures (est.)	$247	$192	$270	$709	$750	$186		$70	$1,715

(A)      Excludes $23.5 million of intercompany sales.

NM     Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Fiscal Year-To-Date January 27, 2008

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply			Company
	Homes	Trailers	Trailers	Total	Group	Group		Other	Total

Operating revenues	$729,716	$157,631	$59,442	$946,789	$390,371	$18,715	(A)	$—	$1,355,875

Units sold	6,088	7,781	6,476	20,345	10,266
Single-sections					2,548
Multi-sections					7,158
Modulars					560
Class As	4,540
Class Cs	1,548
Conventional trailers		6,067
Fifth-wheel trailers		1,714

Average selling price per unit	$119,861	$20,258	$9,179	NM	$38,026

Gross profit percent	14.0%	2.7%	16.6%	12.3%	22.3%	10.0%		NM	15.5%

Operating income (loss)	$16,943	$(17,620)	$(606)	$(1,283)	$7,126	$(923)		$(5,672)	$(752)

Operating margin	2.3%	(11.2)%	(1.0)%	(0.1)%	1.8%	(4.9)%		NM	(0.1)%

Depreciation	$4,004	$980	$703	$5,687	$4,024	$1,018		$3,945	$14,674

Capital expenditures (est.)	$927	$855	$30	$1,812	$1,892	$771		$781	$5,256

(A)	Excludes $68.3 million of intercompany sales.

NM	Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATING DATA

Fiscal Year-To-Date January 28, 2007

(Unaudited)

(Dollars in thousands, except price per unit)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply			Company
	Homes	Trailers	Trailers	Total	Group	Group		Other	Total

Operating revenues	$683,724	$307,585	$68,484	$1,059,793	$401,332	$38,391	(A)	$—	$1,499,516

Units sold	6,110	17,469	7,899	31,478	10,200
Single-sections					2,316
Multi-sections					7,884
Pre-owned
Class As	4,738
Class Cs	1,372
Conventional trailers		14,042
Fifth-wheel trailers		3,427

Average selling price per unit	$111,902	$17,607	$8,670	NM	$39,346

Gross profit percent	13.1%	3.8%	15.4%	10.6%	21.2%	15.5%		NM	13.7%

Operating income (loss)	$633	$(41,881)	$(2,726)	$(43,974)	$(4,319)	$1,392		$(1,486)	$(48,387)

Operating margin	0.1%	(13.6)%	(4.0)%	(4.1)%	(1.1)%	3.6%		NM	(3.2)%

Depreciation	$4,008	$1,525	$796	$6,329	$5,246	$1,002		$4,711	$17,288

Capital expenditures (est.)	$1,608	$425	$499	$2,532	$1,825	$997		$814	$6,168

(A)	Excludes $88.1 million of intercompany sales.

NM	Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Quarter Ended January 27, 2008

(Unaudited)

(Dollars in thousands)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing		Supply
	Homes	Trailers	Trailers	Total	Group		Group

Number of facilities (A)	3	5	1	9	19		3

Capacity utilization	41%	49%	59%	NM	30%		NM

Number of independent distribution points (B)	283	560	266	NM	1,397		NM

Backlog - units	821	1,841	278	2,940	543		NM

Backlog - sales value (C)	$103,166	$39,032	$2,360	$144,558	$40,904	(D)	NM

Dealer inventories (units)	4,457	11,036	6,894	NM	5,604		NM

(A)      Number of active facilities at the end of the quarter.

(B)       Distribution points may represent multiple product types causing some duplication.

(C)       The number of units in the backlog multiplied by the average selling price.

(D)      Includes backlog for modular military orders (production of which is expected to run into the second quarter of fiscal 2009).

NM     Not meaningful.

Fleetwood Enterprises, Inc.

SUPPLEMENTAL OPERATIONAL DATA

Quarter Ended January 28, 2007

(Unaudited)

(Dollars in thousands)

	Recreational Vehicle Group
	Motor	Travel	Folding		Housing	Supply
	Homes	Trailers	Trailers	Total	Group	Group

Number of facilities (A)	3	9	1	13	22	3

Capacity utilization	46%	48%	59%	NM	35%	NM

Number of independent distribution points (B)	253	607	324	NM	1,083	NM

Backlog - units	1,505	3,359	118	4,982	393	NM

Backlog - sales value (C)	$186,570	$63,153	$905	$250,628	$15,074	NM

Dealer inventories (units)	4,189	18,254	7,436	NM	6,561	NM

(A)      Number of active facilities at the end of the quarter.

(B)       Distribution points may represent multiple product types causing some duplication.

(C)       The number of units in the backlog multiplied by the average selling price.

NM     Not meaningful.